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Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
SECTION 906 OF THE SARBANES-OXLEY BILL OF 2002

        In connection with the Annual Report of CIBER, Inc., (the "Company") on Form 10-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), and pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, I, David G. Durham, Chief Financial Officer of CIBER, certify that, to my knowledge:

        (1)      The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and

        (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By	/s/ David G. Durham
David G. Durham Chief Executive Officer March 27, 2003

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  Exhibit 99.2
CERTIFICATION PURSUANT TO 18 U.S.C. § 1350 SECTION 906 OF THE SARBANES-OXLEY BILL OF 2002